UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 18, 2004

                                PPT VISION, INC.
                                ----------------
             (Exact name of Registrant as specified in its charter)

       Minnesota                      0-11518                 41-1413345
       ---------                      -------                 ----------
(State or other jurisdiction        (Commission            (I.R.S. Employer
    of incorporation)               File Number)           Identification No.)

12988 Valley View Road
Eden Prairie, Minnesota                                          55344
-----------------------                                          -----
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (952) 996-9500
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Items 1-6 and 8-11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.       Description of Exhibit
99.1              Press release issued August 18, 2004, announcing results
                  of operations for the quarter ended July 31, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, PPT VISION, Inc. hereby furnishes a press release, issued on August 18, 2004 disclosing material non-public information regarding its results of operations for the quarter ended July 31, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              PPT VISION, INC.

                                              By  /s/ Timothy C. Clayton
                                                  ----------------------
                                                  Timothy C. Clayton
                                                  Chief Financial Officer

Dated:  August 18, 2004